SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 28, 2000
                                --------------


                      Asset Backed Securities Corporation
                 --------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      333-64351                13-3320910
----------------------------        ---------------        ------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


                             Eleven Madison Avenue
                           New York, New York 10010
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          --------------

Item 5.  Other Events

Filing of Collateral Term Sheets.
--------------------------------

     In connection with the proposed offering of Asset Backed Securities Corporation (the "Company") Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description

           99                               Collateral Term Sheets

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASSET BACKED SECURITIES CORPORATION



                                         By: /s/ Kari Skilbred
                                             -----------------------
                                             Name:  Kari Skilbred
                                             Title: Vice President
Dated:   March 28, 2000

                                 Exhibit Index



Exhibit                                                              Page

99.      Collateral Term Sheets                                        6

             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
         COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.




                                  EXHIBIT 99



                            COLLATERAL TERM SHEETS

                                      for

                      ASSET BACKED SECURITIES CORPORATION

           Mortgage-Backed Pass-Through Certificates, Series 2000-2



                                                             BANK ONE
                                     MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-2
---------------------------------------------------------------------------------------------------------------------
                                                       Collateral Term Sheet

                                                     KEY COLLATERAL STATISTICS

                               GROUP 1          GROUP 2            GROUP 3         GROUP 4             GROUP 5
                              Conforming      Non-Conforming     Conforming      Non-Conforming      Conforming
                                 1/1              1/1               2/1              2/1                4/1
--------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans            1,551               390              740               451             539

Aggregate Principal
Balance($)                    120,143,836       152,682,444       90,918,773       176,778,455       69,133,512

Average Current Balance ($)        77,462           391,493          122,863           391,970          128,263

Wtd Avg Gross Coupon (%)            7.674             7.376            7.204             6.987            7.261

Wtd Avg Net Coupon (%)              7.299             7.002            6.829             6.612            6.886

Maximum Gross Coupon (%)            9.000             9.000            9.000             8.100            9.000

Minimum Gross Coupon (%)            6.125             6.100            6.100             6.150            6.300

Wid Avg Gross Margin                2.827             2.846            2.932             2.938            2.870

Wtd Avg Net Margin                  2.452             2.471            2.557             2.563            2.495

Period Rate Adjusted Cap            2.007             2.024            2.000             2.000            2.000

Wtd Avg Max Rate                   12.695            12.431           12.322            12.154           12.309

Net Avg Max Rate                   12.320            12.056           11.947            11.779           11.934

Wtd Avg MO to Roll                      8                 8               25                27               53

Wtd Avg Stated
Remaining Term (months)               277               317              320               327              336

Wtd Avg Seasoning
(months) (%)                           69                36               33                27               19

Wtd Avg Current LTV                  65.8              67.7             71.9              70.0             77.0

% Owner Occupied                     86.4              88.6             82.4              90.6             86.0

% Purchase & Rate Term
Refi's                               70.3              70.9             73.9              72.4             78.9

% Single Family
Properties                           73.5              82.5             67.1              78.6             72.3

Wtd Avg FICO Score                    724               722              725               724              718


                               IL (38.5%)        IL (38.5%)       IL (44.2%)        IL (47.2%)       IL (35.7%)
Top 3 States                   MI (28.5%)        MI (36.1%)       MI (26.6%)        MI (26.9%)       MI (28.8%)
(by Principal Balance)         IN (17.8%)        IN ( 8.7%)       IN (13.1%)        IN  (8.5%)       IN (16.8%)
--------------------------------------------------------------------------------------------------------------------






                                  GROUP 6            GROUP 7          GROUP 8           GROUP 9
                              Non-Conforming       Conforming     Non-Conforming       30-year
                                   4/1                7/1              7/1              Fixed
--------------------------------------------------------------------------------------------------

Number of Mortgage Loans              469               382              575             2,065

Aggregate Principal
Balance($)                    199,208,582         54,547,118     232,139,516       208,585,906

Average Current Balance
($)                               424,752           142,794          403,721           101,010

Wtd Avg Gross Coupon (%)            7.136             7.278            7.241             7.281

Wtd Avg Net Coupon (%)              6.761             6.904            6.866             7.030

Maximum Gross Coupon (%)            8.200             8.500            8.250             9.250

Minimum Gross Coupon (%)            6.200             6.650            6.650             6.250

Wid Avg Gross Margin                2.842             2.875            2.887               N/A

Wtd Avg Net Margin                  2,467             2.500            2.512               N/A

Period Rate Adjusted Cap            2.000             2.000            2.000               N/A

Wtd Avg Max Rate                   12.139            12.303           12.272               N/A

Net Avg Max Rate                   11.764            11.928           11.897               N/A

Wtd Avg MO to Roll                     52                84               87               N/A

Wtd Avg Stated
Remaining Term (months)               342               334              339               311

Wtd Avg Seasoning
(months) (%)                           16                21               18                39

Wtd Avg Current LTV                  72.1              75.0             72.2              74.4

% Owner Occupied                     93.2              85.1             91.9              91.9

% Purchase & Rate Term
Refi's                               71.3              73.6             75.0              77.8

% Single Family
Properties                           78.5              66.5             81.4              74.2

Wtd Avg FICO Score                    726               723              725               707


                               MI (33.8%)        IL (36.1%)       MI (36.1%)        IL (56.6%)
Top 3 States                   IL (32.6%)        MI (35.6%)       IL (30.5%)        MI (16.7%)
(by Principal Balance)         IN (11.3%)        IN (12.9%)       IN (12.5%)        IN (12.8%)
--------------------------------------------------------------------------------------------------


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


CREDIT       |       FIRST
SUISSE       |       BOSTON